Exhibit 99.1

December 17, 2020
FOR IMMEDIATE RELEASE

BlackBerry Reports Sequential Software and Services Revenue Growth, Non-GAAP Profitability and Positive Free Cash Flow for Fiscal 2021 Third Quarter
•Total company non-GAAP revenue of $224 million; total company GAAP revenue of $218 million.
•Non-GAAP earnings per basic and diluted share of $0.02; GAAP loss per basic and diluted share of $0.23.
•Net cash generated from operating activities of $29 million.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended November 30, 2020 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“We are pleased to report solid financial results this quarter, delivering sequential software and services revenue growth in line with our outlook. This quarter we delivered exciting new technology releases, especially our AI-driven BlackBerry® Cyber Suite. We also made significant progress with partnerships,” Said John Chen, Executive Chairman & CEO, BlackBerry. “Our recently-announced multi-year, exclusive partnership with AWS to co-develop and co-market BlackBerry IVY, is both strategic and unique. This new platform will create a recurring-revenue business, bringing together BlackBerry’s extensive experience and footprint in embedded automotive with AWS’ unparalleled cloud reach, consumer experience and interface.”

Third Quarter Fiscal 2021 Financial Highlights
•Total company non-GAAP revenue for the third quarter of fiscal 2021 was $224 million. Total company GAAP revenue for the third quarter of fiscal 2021 was $218 million.
•Software and Services non-GAAP revenue for the third quarter of fiscal 2021 was $168 million. Software and Services GAAP revenue for the third quarter of fiscal 2021 was $162 million.
•Non-GAAP gross margin was 70% and GAAP gross margin was 68%.
•Non-GAAP operating earnings were $14 million. GAAP operating loss was $127 million, primarily due to fair value adjustments to long-term debt.
•Non-GAAP earnings per share was $0.02 (basic and diluted). GAAP net loss per share was $0.23 (basic and diluted).
•Total cash, cash equivalents, short-term and long-term investments were $757 million.
•Net cash generated from operating activities was $29 million.

Third Quarter Business Highlights & Strategic Announcements

•AWS and BlackBerry join forces to accelerate innovation with new intelligent vehicle data platform, BlackBerry IVY.
•BlackBerry QNX has design wins with 19 of the top 25 Electric Vehicle OEMs, who together have 61% of EV market.
•BlackBerry unveils industry’s first Unified Endpoint Security (UES) solution for AI-powered Cybersecurity, BlackBerry Cyber Suite. Cyber Suite will Integrate with all leading UEMs, including Microsoft Intune.
•BlackBerry launches industry’s first user behavior AI technology for Cybersecurity, BlackBerry Persona® Desktop.
•BlackBerry launches new AI-powered Mobile Threat Defense (MTD) solution to protect against mobile malware and phishing attacks, BlackBerry® Protect Mobile.
•BlackBerry® Unified Endpoint Manager (UEM) software has achieved National Security Agency (NSA) Commercial Solutions for Classified Program (CSfC) approval.
•Announced new global BlackBerry Partner Program that combines the award-winning BlackBerry Enterprise Partner Program and BlackBerry Cylance Partner Programs into one unified comprehensive structure.
•BlackBerry uncovered massive hack-for-hire group, BAHAMUT, targeting governments, businesses, human rights groups and influential individuals.
•Launched QNX® OS for Safety 2.2, a new release of the trusted, safety-certified operating system certified by the independent auditors at TÜV Rheinland to IEC 61508 SIL3 (Industrial), ISO 26262 ASIL D (Automotive), and IEC 62304 Class C (Medical devices) functional safety standards.
Outlook
BlackBerry will provide fiscal year 2021 outlook in connection with the quarterly earnings announcement on its earnings conference call. The earnings call transcript will be made available on our website and on SEDAR.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed by dialing +1 (877) 682-6267 or by logging on at BlackBerry.com/Investors. Slides relating to the recent BlackBerry IVY announcement will be shown during the live webcast. These slides will be made available on the BlackBerry.com/Investors website at 5:30 p.m. ET.
A replay of the conference call will also be available at approximately 8:30 p.m. ET by dialing +1 (800) 585-8367 and entering Conference ID #7510319 and at the link above.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 175M cars on the road today. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy solutions, and is a leader in the areas of endpoint security management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investor_relations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to BlackBerry IVY and increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions particularly in light of COVID-19, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information;

the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; the outbreak of the COVID-19 coronavirus; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; BlackBerry’s dependence on its relationships with resellers and channel partners; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn revenues from intellectual property rights; litigation against BlackBerry; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; acquisitions, divestitures and other business initiatives; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry being found to have infringed on the intellectual property rights of others; the use and management of user data and personal information; network disruptions or other business interruptions; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; foreign operations, including fluctuations in foreign currencies; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; BlackBerry’s ability to generate revenue and profitability through the licensing of security software and services or the BlackBerry brand to device manufacturers; BlackBerry’s reliance on third parties to manufacture and repair its hardware products; fostering an ecosystem of third-party application developers; regulations regarding health and safety, hazardous materials usage and conflict minerals, and to product certification risks; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and adverse economic and geopolitical conditions.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. BlackBerry has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Nine Months Ended
	November 30, 2020	August 31, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Revenue	$218	$259	$267	$683	$758
Cost of sales	69	60	69	192	207
Gross margin	149	199	198	491	551
Gross margin %	68.3%	76.8%	74.2%	71.9%	72.7%
Operating expenses
Research and development	53	57	66	167	199
Selling, marketing and administration	83	79	129	252	380
Amortization	45	46	49	137	146
Impairment of goodwill	—	—	—	594	—
Impairment of long-lived assets	—	21	3	21	5
Debentures fair value adjustment	95	18	(20)	114	(71)
	276	221	227	1,285	659
Operating loss	(127)	(22)	(29)	(794)	(108)
Investment income (loss), net	(1)	(5)	(1)	(6)	2
Loss before income taxes	(128)	(27)	(30)	(800)	(106)
Provision for (recovery of) income taxes	2	(4)	2	(11)	5
Net loss	$(130)	$(23)	$(32)	$(789)	$(111)
Loss per share
Basic	$(0.23)	$(0.04)	$(0.06)	$(1.41)	$(0.20)
Diluted	$(0.23)	$(0.04)	$(0.07)	$(1.41)	$(0.27)

Weighted-average number of common shares outstanding (000s)
Basic	562,443	558,882	554,585	559,732	552,931
Diluted	562,443	558,882	615,085	559,732	613,431
Total common shares outstanding (000s)	562,016	556,468	552,132	562,016	552,132

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	November 30, 2020	February 29, 2020
Assets
Current
Cash and cash equivalents	$223	$377
Short-term investments	451	532
Accounts receivable, net of allowance of $13 and $9, respectively	212	215
Other receivables	21	14
Income taxes receivable	10	6
Other current assets	54	52
	971	1,196
Restricted cash and cash equivalents	50	49
Long-term investments	33	32
Other long-term assets	19	65
Operating lease right-of-use assets, net	91	124
Property, plant and equipment, net	54	70
Goodwill	849	1,437
Intangible assets, net	803	915
	$2,870	$3,888
Liabilities
Current
Accounts payable	$29	$31
Accrued liabilities	173	202
Income taxes payable	8	18
Debentures	—	606
Deferred revenue, current	217	264
	427	1,121
Deferred revenue, non-current	75	109
Operating lease liabilities	99	120
Other long-term liabilities	7	9
Long-term debentures	459	—
	1,067	1,359
Shareholders’ equity
Capital stock and additional paid-in capital	2,803	2,760
Deficit	(991)	(198)
Accumulated other comprehensive loss	(9)	(33)
	1,803	2,529
	$2,870	$3,888

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Nine Months Ended
	November 30, 2020	November 30, 2019
Cash flows from operating activities
Net loss	$(789)	$(111)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization	149	160
Stock-based compensation	33	46
Impairment of goodwill	594	—
Impairment of long-lived assets	21	5
Non-cash consideration received from contracts with customers	—	(8)
Debentures fair value adjustment	114	(71)
Operating leases	(4)	(12)
Other	(4)	11
Net changes in working capital items
Accounts receivable, net	(1)	17
Other receivables	(7)	6
Income taxes receivable	(4)	(1)
Other assets	51	3
Accounts payable	(2)	(21)
Accrued liabilities	(27)	(24)
Income taxes payable	(13)	2
Deferred revenue	(81)	(10)
Net cash provided by (used in) operating activities	30	(8)
Cash flows from investing activities
Acquisition of long-term investments	(1)	(1)
Acquisition of property, plant and equipment	(5)	(9)
Acquisition of intangible assets	(23)	(24)
Business acquisitions, net of cash acquired	—	1
Acquisition of short-term investments	(770)	(829)
Proceeds on sale or maturity of short-term investments	851	830
Net cash provided by (used in) investing activities	52	(32)
Cash flows from financing activities
Issuance of common shares	10	8
Payment of finance lease liability	(1)	(2)
Repurchase of 3.75% Debentures	(610)	—
Issuance of 1.75% Debentures	365	—
Net cash provided by (used in) financing activities	(236)	6
Effect of foreign exchange gain (loss) on cash, cash equivalents, restricted cash, and restricted cash equivalents	1	(1)
Net decrease in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	(153)	(35)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	426	582
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$273	$547

As at	November 30, 2020	February 29, 2020
Cash and cash equivalents	$223	$377
Restricted cash and cash equivalents	50	49
Short-term investments	451	532
Long-term investments	33	32
	$757	$990

Reconciliations of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP measures provide readers of the Company’s financial statements with a consistent basis for comparison across accounting periods and is useful in helping readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted revenue, adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage, adjusted EBITDA margin percentage, adjusted net income (loss), adjusted income (loss) per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense and free cash flow and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended November 30, 2020 and November 30, 2019
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended November 30, 2020 and November 30, 2019 to adjusted financial measures is reflected in the tables below:

For the Three Months Ended (in millions)	November 30, 2020	November 30, 2019
Revenue	$218	$267
Software deferred revenue acquired (1)	6	13
Adjusted revenue	$224	$280

Gross margin	$149	$198
Software deferred revenue acquired (1)	6	13
Restructuring charges	—	3
Stock compensation expense	1	1
Adjusted gross margin	$156	$215

Gross margin %	68.3%	74.2%
Software deferred revenue acquired (1)	0.9%	1.1%
Restructuring charges	—%	1.1%
Stock compensation expense	0.4%	0.4%
Adjusted gross margin %	69.6%	76.8%
______________________________
(1) See Reconciliation of U.S. GAAP Software and Services revenue to adjusted Software and Services revenue
Reconciliation of operating expense for the three months ended November 30, 2020 and November 30, 2019 to adjusted operating expense is reflected in the tables below:

For the Three Months Ended (in millions)	November 30, 2020	November 30, 2019
Operating expense	$276	$227
Restructuring charges	—	4
Stock compensation expense	11	14
Debenture fair value adjustment	95	(20)
Software deferred commission expense acquired	(4)	(4)
Acquired intangibles amortization	32	35
LLA impairment charge	—	3
Adjusted operating expense	$142	$195

Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the three months ended November 30, 2020 and November 30, 2019 to adjusted net income and adjusted basic earnings per share is reflected in the tables below:

For the Three Months Ended (in millions, except per share amounts)	November 30, 2020		November 30, 2019
		Basic earnings (loss) per share		Basic earnings (loss) per share
Net loss	$(130)	$(0.23)	$(32)	$(0.06)
Software deferred revenue acquired	6		13
Restructuring charges	—		7
Stock compensation expense	12		15
Debenture fair value adjustment	95		(20)
Software deferred commission expense acquired	(4)		(4)
Acquired intangibles amortization	32		35
LLA impairment charge	—		3
Adjusted net income	$11	$0.02	$17	$0.03
Reconciliation of U.S. GAAP Software and Services revenue for the three months ended November 30, 2020 and November 30, 2019 to adjusted Software and Services revenue is reflected in the tables below:

For the Three Months Ended (in millions)	November 30, 2020	November 30, 2019
Software and Services Revenue	$162	$185
Software deferred revenue acquired	6	13
Adjusted Software and Services revenue	$168	$198
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended November 30, 2020 and November 30, 2019 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the tables below:

For the Three Months Ended (in millions)	November 30, 2020	November 30, 2019
Research and development	$53	$66
Stock compensation expense	3	4
Adjusted research and development	$50	$62

Selling, marketing and administration	$83	$129
Restructuring charges	—	4
Software deferred commission expense acquired	(4)	(4)
Stock compensation expense	8	10
Adjusted selling, marketing and administration	$79	$119

Amortization	$45	$49
Acquired intangibles amortization	32	35
Adjusted amortization	$13	$14

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the three months ended November 30, 2020 and November 30, 2019 are reflected in the table below.

For the Three Months Ended (in millions)	November 30, 2020	November 30, 2019
Operating loss	$(127)	$(29)
Non-GAAP adjustments to operating loss
Software deferred revenue acquired	6	13
Restructuring charges	—	7
Stock compensation expense	12	15
Debenture fair value adjustment	95	(20)
Software deferred commission expense acquired	(4)	(4)
Acquired intangibles amortization	32	35
LLA impairment charge	—	3
Total non-GAAP adjustments to operating loss	141	49
Adjusted operating income	14	20
Amortization	49	53
Acquired intangibles amortization	(32)	(35)
Adjusted EBITDA	$31	$38

Adjusted revenue (per above)	$224	$280
Adjusted operating income margin % (1)	6%	7%
Adjusted EBITDA margin % (2)	14%	14%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by adjusted revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by adjusted revenue

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the nine months ended November 30, 2020 and November 30, 2019
A reconciliation of the most directly comparable U.S. GAAP financial measures for nine months ended November 30, 2020 and November 30, 2019 to adjusted financial measures is reflected in the tables below:

For the Nine Months Ended (in millions)	November 30, 2020	November 30, 2019
Revenue	$683	$758
Software deferred revenue acquired (1)	21	50
Adjusted revenue	$704	$808

Gross margin	$491	$551
Software deferred revenue acquired (1)	21	50
Restructuring charges	—	5
Stock compensation expense	4	3
Adjusted gross margin	$516	$609

Gross margin %	71.9%	72.7%
Software deferred revenue acquired (1)	0.8%	1.6%
Restructuring charges	—%	0.7%
Stock compensation expense	0.6%	0.4%
Adjusted gross margin %	73.3%	75.4%

Operating expense	$1,285	$659
Restructuring charges	2	4
Stock compensation expense	31	43
Debenture fair value adjustment	114	(71)
Software deferred commission expense acquired	(10)	(13)
Acquired intangibles amortization	97	106
Business acquisition and integration costs	—	3
Goodwill impairment charge	594	—
LLA impairment charge	21	5
Adjusted operating expense	$436	$582
______________________________
(1) See Reconciliation of U.S GAAP Software and Services revenue to adjusted Software and Service revenue

Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the nine months ended November 30, 2020 and November 30, 2019 to the adjusted net income and basic earnings per share is reflected in the tables below:

For the Nine Months Ended (in millions, except per share amounts)	November 30, 2020		November 30, 2019
		Basic earnings (loss) per share		Basic earnings (loss) per share
Net loss	$(789)	$(1.41)	$(111)	$(0.20)
Software deferred revenue acquired	21		50
Restructuring charges	2		9
Stock compensation expense	35		46
Debenture fair value adjustment	114		(71)
Software deferred commission expense acquired	(10)		(13)
Acquired intangibles amortization	97		106
Business acquisition and integration costs	—		3
Goodwill impairment charge	594		—
LLA impairment charge	21		5
Acquisition valuation allowance	—		(1)
Adjusted net income	$85	$0.15	$23	$0.04
Reconciliation of U.S. GAAP Software and Services revenue for the nine months ended November 30, 2020 and November 30, 2019 to adjusted Software and Services revenue is reflected in the tables below:

For the Nine Months Ended (in millions)	November 30, 2020	November 30, 2019
Software and Services Revenue	$461	$521
Software deferred revenue acquired	21	50
Adjusted Software and Services Revenue	$482	$571
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the nine months ended November 30, 2020 and November 30, 2019 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the tables below:

For the Nine Months Ended (in millions)	November 30, 2020	November 30, 2019
Research and development	$167	$199
Stock compensation expense	8	10
Adjusted research and development	$159	$189

Selling, marketing and administration	$252	$380
Restructuring charges	2	4
Software deferred commission expense acquired	(10)	(13)
Stock compensation expense	23	33
Business acquisition and integration costs	—	3
Adjusted selling, marketing and administration	$237	$353

Amortization	$137	$146
Acquired intangibles amortization	97	106
Adjusted amortization	$40	$40

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the nine months ended November 30, 2020 and November 30, 2019 are reflected in the table below.

For the Nine Months Ended (in millions)	November 30, 2020	November 30, 2019
Operating loss	$(794)	$(108)
Non-GAAP adjustments to operating loss
Software deferred revenue acquired	21	50
Restructuring charges	2	9
Stock compensation expense	35	46
Debenture fair value adjustment	114	(71)
Software deferred commission expense acquired	(10)	(13)
Acquired intangibles amortization	97	106
Business acquisition and integration costs	—	3
Goodwill impairment charge	594	—
LLA impairment charge	21	5
Total non-GAAP adjustments to operating loss	874	135
Adjusted operating income	80	27
Amortization	149	160
Acquired intangibles amortization	(97)	(106)
Adjusted EBITDA	$132	$81

Adjusted revenue (per above)	$704	$808
Adjusted operating income margin % (1)	11%	3%
Adjusted EBITDA margin % (2)	19%	10%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by adjusted revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by adjusted revenue